                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 18, 2004
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                             THE QUIGLEY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

           NEVADA                     01-21617                   23-2577138
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

 Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown,   PA 18901
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               (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (215) 345-0919
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                                       N/A
                                       ---
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.
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          On August 20, 2004, The Quigley Corporation (the "Company") issued a press release announcing that it has signed an asset purchase and sale agreement with JOEL, Inc. (the "Purchase Agreement") for $5.1 million, which includes $4.1 million in cash and $1.0 million of the Company's stock. Upon completion of all agreement requirements, the transfer of assets, which includes land, buildings, machinery and equipment of two manufacturing facilities, located in Lebanon and
Elizabethtown, Pennsylvania will occur on October 1, 2004. A copy of the
Purchase Agreement is attached hereto as Exhibit 10.1. The full text of the press release is attached hereto as Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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  (c)    Exhibits.

         Exhibit No.       Description
         -----------       -----------

         10.1              Asset Purchase and Sale Agreement dated August 18,
                           2004 by and between JOEL, Inc. and the Company.

         99.1              Press Release dated August 20, 2004.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 20, 2004              THE QUIGLEY CORPORATION

                                     By:/s/ George J. Longo
                                        ----------------------------------------
                                        Name:  George J. Longo
                                        Title: Vice President and
                                               Chief Financial Officer